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                           [LOGO OF EXCELSIOR FUNDS]



                                   Tax-Exempt
                                  Fixed Income
                                   Portfolios


                                 ANNUAL REPORT

                                 March 31, 2000

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS.....................................................   1
ADVISER'S FIXED INCOME MARKET REVIEW.......................................   2
ADVISER'S INVESTMENT REVIEWS
  Short-Term Tax-Exempt Securities Fund....................................   3
  Intermediate-Term Tax-Exempt Fund........................................   4
  New York Intermediate-Term Tax-Exempt Fund...............................   5
  Long-Term Tax-Exempt Fund................................................   6
  California Tax-Exempt Income Fund........................................   7
STATEMENTS OF ASSETS AND LIABILITIES.......................................   8
STATEMENTS OF OPERATIONS...................................................   9
STATEMENTS OF CHANGES IN NET ASSETS........................................  10
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS.................  11
PORTFOLIOS OF INVESTMENTS
  Short-Term Tax-Exempt Securities Fund....................................  13
  Intermediate-Term Tax-Exempt Fund........................................  15
  New York Intermediate-Term Tax-Exempt Fund...............................  17
  Long-Term Tax-Exempt Fund................................................  19
  California Tax-Exempt Income Fund........................................  21
NOTES TO FINANCIAL STATEMENTS..............................................  27
INDEPENDENT AUDITORS' REPORT...............................................  33
FEDERAL TAX INFORMATION....................................................  34
VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS..........................  35

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

 . Initial Purchase and Prospectus Information and Shareholder Services 1-800-
  446-1012 (From overseas, call 617-557-8280)
 . Current Price and Yield Information 1-800-446-1012
 . Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and expenses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

    Excelsior Funds
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, THEIR PARENT OR AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  The fiscal year ended March 31, 2000 was exciting and rewarding both domestically and abroad. In the U.S. and around the world, preparations for "Y2K" and millennium celebrations consumed everyone's thoughts. The U.S. economy was in the midst of an extraordinary expansion. Simultaneously, Europe prepared for and converted to a new central currency, the Euro. Meanwhile, Asia rebounded from fiscal turmoil in several key markets in early 1999.

  All the major domestic equity indices exhibited strong performance. As the fiscal year ended, the breadth of performance extended from the familiar large-capitalization stocks to the mid-sized and small-cap stocks. Technology stocks led all market sectors to new highs. This occurred, despite several interest rate hikes by the Federal Reserve Board. The rising interest rate environment and continued economic expansion seemed to temper only the performance of the fixed-income markets.

  Given the continued rate of expansion of the U.S. economy, we believe interest rate increases are inevitable. This environment will make the coming year a challenging one in the financial markets. We are confident that the broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you meet your financial objectives.

  On May 31, 2000, U.S. Trust Corporation, parent of the advisers to the Excelsior Fund family ("U.S. Trust"), merged with a subsidiary of The Charles Schwab Corporation. Earlier in the month, shareholders of the Excelsior Funds approved new advisory contracts that will enable U.S. Trust to remain as the investment adviser to the Excelsior Funds after the merger. We look forward to participating in the benefits which the merger of such outstanding organizations may bring to Excelsior Funds.

                                          Sincerely,

                                          /s/ Frederick S. Wonham
                                          Frederick S. Wonham
                                          Chairman of the Board and President

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                     ADVISER'S FIXED INCOME MARKET REVIEW
-------------------------------------------------------------------------------

  The fixed-income markets struggled during the first three quarters of the fiscal year ended March 31, 2000. At the outset of the year, the bond market came under increasing pressure in the second quarter, as inflation fears drove the yield on the long bond to over 6.0%.

  Continued signs of strength in the U.S. economy, rising oil prices, and an improving global outlook fueled investor concerns about rising inflation and led the Fed to announce a bias toward tightening monetary policy in May.

  However, solid evidence of inflation remained elusive. True to its indications, the Fed did in fact raise the federal funds rate by 25 basis points at the end of June, and signaled a return to a neutral bias.

  The challenging conditions persisted unabated in the second quarter. In the period, the Treasury curve moved barely at all. In many ways, the quarter was marked by uncertainty about interest rates, inflation, and economic growth. Economic growth proved to be relatively low in the first fiscal quarter, but stronger growth was expected in the second. Inflation concerns were propelled by higher oil prices, strong employment and some glimpses of wage pressure. Still, however, Producer Price Index and Consumer Price Index numbers remained moderate in the period, but eventually data published in a National Association of Purchasing Managers survey spooked the market. On the interest-rate front, everyone believed that the Fed was on hold after the June increase -- at least until its rate hike and return to a tightening bias late in the quarter.

  Municipal securities had a poor quarter as well, as the market showed disdain for longer-maturity securities in particular.

  Corporate, mortgage, asset-backed and government agency securities' yield to Treasury spreads were volatile as well. This was the result of unusually large issuance in the second quarter driven by concerns that liquidity would dry up at calendar year end on Y2K fears.

  The third quarter only saw more of the same challenges. Interest rates rose across the board, though taxables rose more than municipal securities.

  The fourth quarter, however, saw the fixed-income markets rally strongly -- though not across the board. While yields moved up at the short end of the Treasury yield curve, 5-year Treasuries were basically flat, 10-year issues were down, and the long bond declined.

  Still, the quarter began with yield increases for all maturities due to persistent concerns about economic growth and fear of additional Federal Reserve interest-rate hikes. In February, however, the government announced a $30 billion Treasury buyback, which ignited a rally -- though mostly at the long end. When the Fed increased rates again in March, the market seemed to take it as a sign that rate hikes were at (or nearing) an end, and the rally continued.

  Much the same was true for municipal securities, though as usual they lagged Treasuries. There wasn't much demand for long munis in the period, but a decline in supply kept the market in decent shape.

  On the taxable side, spreads widened through the first half of the quarter. Momentum picked up toward quarter end due to the announced Treasury buyback as well as news of possible limits on Treasury backing of the Government Sponsored Enterprises (FNMA, FHLMC, SLMA, FHLB, FFCB, and TVA).

EXCELSIOR TAX-EXEMPT FUNDS, INC.          SHORT-TERM TAX-EXEMPT SECURITIES FUND
-------------------------------------------------------------------------------

  In the first quarter of the fiscal year ended March 31, 2000, we increased cash slightly -- from 7.5% to 10.0%. Otherwise, our goal throughout the first three quarters was to extend the average maturity of the portfolio closer to the three-year maximum allowed under fund guidelines -- from 2.4 to 2.8 years-- as we headed toward what we believed was a peak in interest rates. In the fiscal fourth quarter, however, we restructured the Fund significantly. At the start of the quarter, the Fund's positions ranged from cash all the way out to 4.5 years. We sold the shorter- and longer-maturity securities and reinvested the proceeds (along with the Fund's other cash reserves) at the peak of the yield curve -- the two to three year area. While the average maturity remained the same, the yield increased by roughly 40 basis points for the quarter.





                                    [GRAPH]

                          Short-Term Tax-Exempt       Lehman 3 Yr. Muni Bond
                             Securities Fund                  Index

          12/31/92                10,000                      10,000
           3/31/93                10,165                      10,203
         31-Mar-94                10,425                      10,480
         31-Mar-95                10,784                      11,000
         31-Mar-96                11,369                      11,710
         31-Mar-97                11,773                      12,210
         31-Mar-98                12,363                      12,960
           3/31/99                12,921                      13,647
           3/31/00                13,101                      13,919


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.
  The above illustration compares a $10,000 investment made in Short-Term Tax-Exempt Securities Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested.
  The Fund's performance takes into account fees and expenses. The Lehman Brothers 3 Year Municipal Bond Index is an unmanaged total return performance benchmark for investment-grade tax exempt bonds maturing in three years, calculated by using municipal bonds selected as representative of the market. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lehman Brothers.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR TAX-EXEMPT FUNDS, INC.              INTERMEDIATE-TERM TAX-EXEMPT FUND
-------------------------------------------------------------------------------
  For the fiscal year ended March 31, 2000, the Fund realized a negative total return of (0.58)%* and ranked 76 out of 126 funds, based on total return, in the Lipper Intermediate Municipal Debt Fund category** for the same period.
The Fund has performed well in the longer term, ranking 17 and 7 among 102 and 24 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2000, with cumulative total returns of 29.38%* and 84.90*, respectively. In the first quarter, we extended the average maturity of the Fund by about six months, from 7.5 to 8.0 years. Fund activity focused on selling shorter-maturity issues (under five years) and using the proceeds and additional cash to purchase eight to ten year securities, which appeared particularly well valued in the period. As the year progressed, we continued to deploy cash reserves, utilizing the rise in rates to extend the average maturity of the portfolio closer to the ten year maximum permitted under Fund guidelines -- increasing from a seven year average in January to eight years by December. We also worked to eliminate positions in securities with restrictive call features. The Fund began the fiscal fourth quarter essentially fully invested with a modest amount of cash available for redemptions. Changes in the period were minimal, as we were satisfied with the structure of the Fund. We held securities in the six to ten year range, with an average maturity of 8 years and duration of 6.3 years. Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer duration are more sensitive to changes in interest rates than securities of shorter durations. Most of the Fund's securities were non-callable, and all of them were high quality. The maturity and duration declined slightly for the three months due mainly to the winding down of positions.


                                    [GRAPH]

                      Intermediate-Term     Lehman Brothers 5 Year Municipal*
                       Tax-Exempt Fund               G.O. Bond Index**

        3/31/90             10,000                        10,000
        3/31/91             10,864                        10,904
        3/31/92             11,727                        11,866
        3/31/93             13,100                        13,082
        3/31/94             13,438                        13,410
        3/31/95             14,290                        14,210
        3/31/96             15,493                        15,291
        3/31/97             16,184                        15,922
        3/31/98             17,610                        17,180
        3/31/99             18,584                        18,160
        3/31/00             18,477                        18,316

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.
  The above illustration compares a $10,000 investment made in Intermediate-Term Tax-Exempt Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested.
  The Fund's performance takes into account fees and expenses. The Lehman Brothers 5 year Municipal G.O. Bond Index is an unmanaged total return performance benchmark for investment-grade tax-exempt government obligation bonds maturing in five years, calculated by using municipal bonds selected as representative of the market. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
*** Source: Lehman Brothers.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR TAX-EXEMPT FUNDS, INC.      NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------

  At the start of the fiscal year ended March 31, 2000, we extended the average maturity of the portfolio by about six months, from 7.5 to 8.0 years. Portfolio activity focused on selling shorter-maturity issues (under five years) and using the proceeds and additional cash to purchase eight to ten year securities, which appeared particularly attractively valued in the period. As the year progressed, we continued to deploy cash reserves, utilizing the rise in rates to extend the average maturity of the portfolio closer to the ten year maximum permitted under fund guidelines -- increasing from a seven year average in January to eight years by December. We also worked to eliminate positions in securities with restrictive call features. The Fund began the fiscal fourth quarter essentially fully invested with a modest amount of cash available for redemptions. Changes in the period were minimal, as we were satisfied with the structure of the Fund. We held securities in the six to ten year range, with an average maturity of 8 years and duration of 6.3 years. Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer duration are more sensitive to changes in interest rates than securities of shorter durations. Most of the Fund's securities were non-callable, and all of then were high quality. The maturity and duration declined slightly for the three months due mainly to the winding down of positions. All in all, this strategy proved increasingly effective as the year progressed.


                                    [GRAPH]

                        New York Intermediate-Term    Lehman 5-Yr Muni Bond
                             Tax-Exempt Fund                  Index

           5/31/90                10,000                      10,000
           3/31/91                10,754                      10,797
           3/31/92                11,552                      11,775
           3/31/93                12,623                      12,997
           3/31/94                12,988                      13,660
           3/31/95                13,638                      14,150
           3/31/96                14,561                      15,180
           3/31/97                15,210                      15,810
           3/31/98                16,480                      17,020
           3/31/99                17,330                      17,999
           3/31/00                17,242                      18,161


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax.
  The above illustration compares a $10,000 investment made in New York Intermediate-Term Tax-Exempt Fund and a broad-based index since 5/31/90 (inception date). All dividends and capital gain distributions are reinvested.
  The Fund invests primarily in New York municipal securities and its performance takes into account fees and expenses. The Lehman Brothers 5 Year Municipal Bond Index is an unmanaged total return performance benchmark for investment-grade tax exempt bonds maturing in five years, calculated by using municipal bonds selected as representative of the market. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lehman Brothers.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR TAX-EXEMPT FUNDS, INC.                      LONG-TERM TAX-EXEMPT FUND
-------------------------------------------------------------------------------

  Mirroring the fixed-income markets as a whole, Fund performance proved disappointing through the first three months of the fiscal year ended March 31, 2000. Since the Fund was positioned with a relatively long average maturity, it underperformed both its benchmark and peer group in this period. However, given our longer-term investment horizon, we did not alter the Fund's structure dramatically during the course of the year as interest rates rose. The Fund has historically had a long maturity that has provided the opportunity for better long-term Fund performance than its peer group. In the face of a greater-than-expected decline in municipal bond prices and lack of liquidity, we elected not to sell our positions. Consequently, we finished the third quarter fully invested with minimal cash. All of this changed in the fiscal fourth quarter, as the Fund's strategy proved markedly effective. We began the quarter with a relatively long average maturity of 23 years and a duration of 13 years. Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer duration are more sensitive to changes in interest rates than securities of shorter durations. While our emphasis of high-quality deep-discount 20- to 30-year municipal bonds had been a major drag on the Fund in the first three quarters, we continued to believe the market was over-reacting and so we maintained our positions. Toward the end of the first quarter, given the market's strong rally, and some uncertainty regarding the near-term outlook, we adopted a more defensive posture. We sold some positions to raise cash (25%) and lowered the Fund's average maturity and duration to 19 years and 9 years, respectively. For the twelve months ended March 31, 2000, the Fund realized a negative total return of (4.01)%* and ranked 228 our of 270 funds, based on total return, in the Lipper General Municipal Debt Fund category**. The Fund's long-term performance has been very strong, ranking 37 and 2 among 180 and 84 funds, respectively, for the same Lipper category for the five an ten years ended March 31, 2000, with cumulative total returns of 30.96* and 108.18*, respectively.



                                     [GRAPH]

                         Long-Term Tax-Exempt       Lehman Brothers Current
                                 Fund               Municipal Bond Index***

        3/31/90                 10,000                       10,000
        3/31/91                 11,011                       10,947
        3/31/92                 12,023                       12,027
        3/31/93                 13,988                       13,571
        3/31/94                 14,322                       13,761
        3/31/95                 15,899                       14,607
        3/31/96                 17,422                       15,707
        3/31/97                 18,336                       16,503
        3/31/98                 20,570                       18,203
        3/31/99                 21,685                       19,315
        3/31/00                 20,815                       18,541


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.
  The above illustration compares a $10,000 investment made in Long-Term Tax-Exempt Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested.
  The Fund's performance takes into account fees and expenses. The Lehman Brothers Current Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected as representative of the market. The Index does not take into account charges, fees and other expenses. Further, information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
*** Source: Lehman Brothers.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR TAX-EXEMPT FUNDS, INC.              CALIFORNIA TAX-EXEMPT INCOME FUND
-------------------------------------------------------------------------------

  The fiscal year ended March 31, 2000, was a year of rising interest rates and considerable volatility in the bond markets. The Federal Open Market Committee raised short-term interest rates by 125 basis points over the fiscal year and yields rose in all sectors. Municipal bonds were not immune, with yields on 5-year AAA municipal bonds increasing by about 100 basis points. Higher taxable bond rates and a lack of institutional demand kept upward pressure on tax-exempt rates despite a decline in new issuance volume. The California market diverged from the national market, with yield increases dampened somewhat by a pronounced lack of local supply. Inventories of secondary offerings increased late in 1999 as retail clients swapped out of low coupon bonds to take tax losses. As 2000 began the Fed continued to raise short-term rates, but bond prices stabilized and bond returns increased. The Fund's average maturity of just less than 5 years, and the quality and structure of the bonds purchased, cushioned the impact of rising yields. In particular, an emphasis on premium bonds allowed the Fund largely to avoid the severe price declines suffered by lower-coupon bonds, which were adversely affected by the tax treatment of large price discounts.


                                    [GRAPH]

                          California Tax-Exempt        Merrill Lynch 3-7 Year
                              Income Fund               Municipal Bond Index

        10/1/96                   10,000                       10,000
        3/31/97                   10,105                       10,188
        9/30/97                   10,574                       10,670
        3/31/98                   10,855                       10,975
        9/30/98                   11,199                       11,407
        3/31/99                   11,370                       11,611
        9/30/99                   11,321                       11,581
        3/31/00                   11,498                       11,718


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax.
  The above illustration compares a $10,000 investment made in California Tax-Exempt Income Fund and a broad-based index since 10/1/96 (inception date). All dividends and capital gain distributions are reinvested.
  The Fund invests primarily in California municipal securities and its performance takes into account fees and expenses. The Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principle amount having a Moody's investment grade rating and maturities of three to seven years. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Merrill Lynch.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

Excelsior Tax-Exempt Funds, Inc.
Statements of Assets and Liabilities
March 31, 2000

                                                          New York
                            Short-Term   Intermediate-  Intermediate-                California
                            Tax-Exempt       Term           Term        Long-Term    Tax-Exempt
                            Securities    Tax-Exempt     Tax-Exempt     Tax-Exempt     Income
                               Fund          Fund           Fund           Fund         Fund
                            -----------  -------------  -------------  ------------  -----------
  ASSETS:
   Investments, at cost--
    see accompanying
    portfolios............  $52,973,548  $302,913,351   $127,203,734   $131,940,378  $64,947,450
                            ===========  ============   ============   ============  ===========
   Investments, at value
    (Note 1)..............  $52,860,790  $298,791,877   $125,313,705   $125,930,040  $64,497,963
   Cash...................      704,463       189,529         37,079            --           --
   Interest receivable....      720,380     4,877,907      1,559,979      1,496,614      877,245
   Receivable for
    investments sold......          --            --             --             --       796,580
   Receivable for fund
    shares sold...........    2,215,839     1,087,740            --          17,622        2,653
   Prepaid expenses.......        1,375         8,869          3,869          5,876        1,816
   Unamortized
    organization costs
    (Note 5)..............          --            --             --             --         9,441
                            -----------  ------------   ------------   ------------  -----------
   Total Assets...........   56,502,847   304,955,922    126,914,632    127,450,152   66,185,698
  LIABILITIES:
   Payable for dividends
    declared..............      176,233       954,588        424,167        493,190      204,859
   Payable for fund shares
    redeemed..............          --            --             --             269          --
   Payable for investments
    purchased.............    2,061,800    11,144,805            --       4,774,700      881,242
   Investment advisory
    fees payable (Note
    2)....................       10,054        68,005         48,681         48,973       23,132
   Administration fees
    payable (Note 2)......        6,414        42,151         18,609         14,464        8,857
   Administrative
    servicing fees payable
    (Note 2)..............        7,489        29,045          4,005         14,322       18,156
   Directors' fees payable
    (Note 2)..............          415         3,423          1,777          2,011          701
   Due to custodian bank..          --            --             --          77,515          997
   Accrued expenses and
    other payables........       14,627        42,465         39,215         27,186       14,123
                            -----------  ------------   ------------   ------------  -----------
   Total Liabilities......    2,277,032    12,284,482        536,454      5,452,630    1,152,067
                            -----------  ------------   ------------   ------------  -----------
  NET ASSETS..............  $54,225,815  $292,671,440   $126,378,178   $121,997,522  $65,033,631
                            ===========  ============   ============   ============  ===========
  NET ASSETS consist of:
   Undistributed
    (distributions in
    excess of) net
    investment income.....  $      (123) $     69,764   $        (31)  $     41,735  $    13,538
   Accumulated net
    realized loss on
    investments...........     (678,115)      (17,821)    (2,546,219)    (5,623,954)     (44,868)
   Unrealized depreciation
    of investments........     (112,758)   (4,121,474)    (1,890,029)    (6,010,338)    (449,487)
   Par value (Note 4).....        7,727        32,311         15,154         13,573        9,200
   Paid in capital in
    excess of par value...   55,009,084   296,708,660    130,799,303    133,576,506   65,505,248
                            -----------  ------------   ------------   ------------  -----------
  Total Net Assets........  $54,225,815  $292,671,440   $126,378,178   $121,997,522  $65,033,631
                            ===========  ============   ============   ============  ===========
  Shares of Common Stock
   Outstanding............    7,726,751    32,311,094     15,154,329     13,567,454    9,200,406
  NET ASSET VALUE PER
   SHARE..................        $7.02         $9.06          $8.34          $8.99        $7.07
                                  =====         =====          =====          =====        =====

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Statements of Operations
Year Ended March 31, 2000

                                                            New York
                               Short-Term  Intermediate-  Intermediate-               California
                               Tax-Exempt      Term           Term       Long-Term    Tax-Exempt
                               Securities   Tax-Exempt     Tax-Exempt    Tax-Exempt     Income
                                  Fund         Fund           Fund          Fund         Fund
                               ----------  -------------  ------------- ------------  -----------
  INVESTMENT INCOME:
   Interest income...........  $1,874,741  $ 14,218,731    $ 6,603,629  $  8,096,062  $ 2,649,441
                               ----------  ------------    -----------  ------------  -----------
  EXPENSES:
   Investment advisory fees
    (Note 2).................     137,025     1,073,658        726,003       765,312      317,994
   Administration fees (Note
    2).......................      69,539       467,194        221,156       232,998       96,808
   Administrative servicing
    fees (Note 2)............      31,733       215,366         29,387       120,625      108,281
   Registration and filing
    fees.....................      12,369        16,116          1,809        17,093        2,343
   Custodian fees............      12,722        78,057         37,178        39,683       16,780
   Shareholder servicing
    agent fees...............       9,481        21,722         13,142        47,968       27,986
   Legal and audit fees......       4,302        35,497         25,220        16,915       12,178
   Directors' fees and
    expenses (Note 2)........       1,958        14,639          7,149         7,872        3,159
   Shareholder reports.......       3,339        23,564         14,232        14,368        5,310
   Amortization of
    organization costs
    (Note 5).................         --            --             --            --         6,306
   Miscellaneous expenses....       6,042        21,969         11,578        11,784        5,787
                               ----------  ------------    -----------  ------------  -----------
   Total Expenses............     288,510     1,967,782      1,086,854     1,274,618      602,932
   Fees waived and reimbursed
    by investment adviser and
    administrators (Note 2)..     (31,733)     (215,366)       (29,387)     (120,625)    (284,945)
                               ----------  ------------    -----------  ------------  -----------
   Net Expenses..............     256,777     1,752,416      1,057,467     1,153,993      317,987
                               ----------  ------------    -----------  ------------  -----------
  NET INVESTMENT INCOME......   1,617,964    12,466,315      5,546,162     6,942,069    2,331,454
                               ----------  ------------    -----------  ------------  -----------
  REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS (Note
   1):
   Net realized loss on
    security transactions....    (359,297)      (17,821)    (2,546,219)   (5,551,954)     (34,204)
   Change in unrealized
    appreciation/depreciation
    of investments during the
    year.....................    (578,736)  (14,981,103)    (4,535,806)   (9,976,476)  (1,617,902)
                               ----------  ------------    -----------  ------------  -----------
  Net realized and unrealized
   loss on investments.......    (938,033)  (14,998,924)    (7,082,025)  (15,528,430)  (1,652,106)
                               ----------  ------------    -----------  ------------  -----------
  Net increase (decrease) in
   net assets resulting from
   operations................  $  679,931  $ (2,532,609)   $(1,535,863) $ (8,586,361) $   679,348
                               ==========  ============    ===========  ============  ===========

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Statements of Changes in Net Assets

                                                            New York
                              Short-Term   Intermediate-  Intermediate-                California
                              Tax-Exempt       Term           Term        Long-Term    Tax-Exempt
                              Securities    Tax-Exempt     Tax-Exempt     Tax-Exempt     Income
                                 Fund          Fund           Fund           Fund         Fund
                              -----------  -------------  -------------  ------------  -----------
  Year Ended March 31, 2000
  Net investment income.....  $ 1,617,964  $ 12,466,315   $  5,546,162   $  6,942,069  $ 2,331,454
  Net realized loss on
   investments..............     (359,297)      (17,821)    (2,546,219)    (5,551,954)     (34,204)
  Change in unrealized
   appreciation/depreciation
   of investments during the
   year.....................     (578,736)  (14,981,103)    (4,535,806)    (9,976,476)  (1,617,902)
                              -----------  ------------   ------------   ------------  -----------
  Net increase (decrease) in
   net assets resulting from
   operations...............      679,931    (2,532,609)    (1,535,863)    (8,586,361)     679,348
  Distributions to
   shareholders:
   From net investment
   income...................   (1,617,964)  (12,396,542)    (5,499,882)    (6,933,273)  (2,331,454)
   From net relized gain on
   investments..............          --       (129,800)    (1,457,670)    (1,016,099)         --
  Increase (decrease) in net
   assets from fund share
   transactions (Note 4)....   10,002,568   (16,257,424)   (19,955,492)   (43,914,211)   1,774,688
                              -----------  ------------   ------------   ------------  -----------
  Net increase (decrease) in
   net assets...............    9,064,535   (31,316,375)   (28,448,907)   (60,449,944)     122,582
  NET ASSETS:
   Beginning of year........   45,161,280   323,987,815    154,827,085    182,447,466   64,911,049
                              -----------  ------------   ------------   ------------  -----------
   End of year (1)..........  $54,225,815  $292,671,440   $126,378,178   $121,997,522  $65,033,631
                              ===========  ============   ============   ============  ===========
   (1) Including
       undistributed
       (distributions in
       excess of) net
       investment income....  $      (123) $     69,764   $        (31)  $     41,735  $    13,538
                              ===========  ============   ============   ============  ===========
  Year Ended March 31, 1999
  Net investment income.....  $ 1,443,023  $ 11,636,643   $  5,478,062   $  7,015,150  $ 1,759,119
  Net realized gain (loss)
   on investments...........      244,067     6,083,660      3,648,244      5,951,423      (10,664)
  Change in unrealized
   appreciation/depreciation
   of investments during the
   year.....................      100,182    (2,332,942)    (1,805,087)    (4,375,908)     487,683
                              -----------  ------------   ------------   ------------  -----------
  Net increase in net assets
   resulting from
   operations...............    1,787,272    15,387,361      7,321,219      8,590,665    2,236,138
  Distributions to
   shareholders:
   From net investment
    income..................   (1,442,902)  (10,672,361)    (5,408,610)    (7,009,654)  (1,759,122)
   In excess of net
    investment income.......         (121)     (964,283)           (31)           --           --
   From net realized gain on
    investments.............          --     (4,188,867)    (1,856,161)    (4,889,887)         --
  Increase in net assets
   from fund share
   transactions (Note 4)....    2,471,554    53,410,128     23,476,913     36,221,177   31,868,218
                              -----------  ------------   ------------   ------------  -----------
  Net increase in net
   assets...................    2,815,803    52,971,978     23,533,330     32,912,301   32,345,234
  NET ASSETS:
   Beginning of year........   42,345,477   271,015,837    131,293,755    149,535,165   32,565,815
                              -----------  ------------   ------------   ------------  -----------
   End of year (2)..........  $45,161,280  $323,987,815   $154,827,085   $182,447,466  $64,911,049
                              ===========  ============   ============   ============  ===========
 --------
   (2) Including
       undistributed
       (distributions in
       excess of) net
       investment income....  $      (121) $         (1)  $        (31)  $     28,847  $    13,538
                              ===========  ============   ============   ============  ===========

 --------


                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Financial Highlights -- Selected Per Share Data and Ratios


 For a Fund share outstanding throughout each period.

                                                                                      Dividends   Distributions
                           Net Asset             Net Realized             Dividends  in Excess of   From Net
                            Value,      Net     and Unrealized Total From  From Net      Net      Realized Gain
                           Beginning Investment  Gain (Loss)   Investment Investment  Investment       on
                           of Period   Income   on Investments Operations   Income      Income     Investments
                           --------- ---------- -------------- ---------- ---------- ------------ -------------
  SHORT-TERM TAX-EXEMPT SECURITIES FUND -- (12/31/92*)
   Year Ended March 31,
   1996...................   $6.96     $0.28        $ 0.09       $ 0.37     $(0.28)        --           --
   1997...................    7.05      0.26         (0.01)        0.25      (0.27)        --           --
   1998...................    7.03      0.27          0.08         0.35      (0.27)        --           --
   1999...................    7.11      0.26          0.06         0.32      (0.26)        --           --
   2000...................    7.17      0.25         (0.15)        0.10      (0.25)        --           --
  INTERMEDIATE-TERM TAX-EXEMPT FUND -- (12/3/85*)
   Year Ended March 31,
   1996...................   $8.80     $0.40        $ 0.32       $ 0.72     $(0.40)        --           --
   1997...................    9.12      0.40           --          0.40      (0.41)        --           --
   1998...................    9.11      0.42          0.37         0.79      (0.41)        --        $(0.01)
   1999...................    9.48      0.38          0.14         0.52      (0.35)     $(0.03)       (0.13)
   2000...................    9.49      0.37         (0.43)       (0.06)     (0.37)        --           --
  NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND -- (5/31/90*)
   Year Ended March 31,
   1996...................   $8.24     $0.35        $ 0.20       $ 0.55     $(0.35)        --           --
   1997...................    8.44      0.36          0.01         0.37      (0.36)        --           --
   1998...................    8.45      0.35          0.34         0.69      (0.35)        --           --
   1999...................    8.79      0.33          0.12         0.45      (0.33)        --        $(0.11)
   2000...................    8.80      0.32         (0.37)       (0.05)     (0.32)        --         (0.09)
  LONG-TERM TAX-EXEMPT FUND -- (2/5/86*)
   Year Ended March 31,
   1996...................   $9.27     $0.47        $ 0.39       $ 0.86     $(0.46)        --        $(0.14)
   1997...................    9.53      0.46          0.03         0.49      (0.46)        --         (0.13)
   1998...................    9.43      0.44          0.71         1.15      (0.43)        --         (0.12)
   1999...................   10.03      0.42          0.12         0.54      (0.42)        --         (0.28)
   2000...................    9.87      0.42         (0.82)       (0.40)     (0.42)        --         (0.06)
  CALIFORNIA TAX-EXEMPT INCOME FUND -- (10/1/96*)
   Period ended March 31,
    1997..................   $7.00     $0.12        $(0.05)      $ 0.07     $(0.12)        --           --
   Year Ended March 31,
   1998...................    6.95      0.28          0.23         0.51      (0.28)        --           --
   1999...................    7.18      0.27          0.07         0.34      (0.27)        --           --
   2000...................    7.25      0.26         (0.18)        0.08      (0.26)        --           --

   * Commencement of operations
  ** Annualized
 *** Not annualized
   + Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrators.
   # Amount represents less than $0.01 per share.

                       See Notes to Financial Statements

                                                 Ratio of   Ratio of
                                                    Net       Gross
                                          Net    Operating  Operating   Ratio of
                                        Assets,  Expenses   Expenses      Net
                   Net Asset              End       to         to      Investment
                    Value,                 of     Average    Average     Income   Portfolio   Fee
         Total        End    Total       Period     Net        Net     to Average Turnover  Waivers
     Distributions of Period Return     (000's)   Assets     Assets+   Net Assets   Rate    (Note 2)
     ------------- --------- ------     -------- ---------  ---------  ---------- --------- --------
        $(0.28)     $ 7.05    5.42%     $ 42,970   0.58%      0.64%       4.05%      124%      --
         (0.27)       7.03    3.55%       41,078   0.58%      0.65%       3.73%       87%      --
         (0.27)       7.11    5.01%       42,345   0.59%      0.65%       3.76%       58%      --
         (0.26)       7.17    4.51%       45,161   0.58%      0.65%       3.58%       47%      -- #
         (0.25)       7.02    1.39%       54,226   0.56%      0.63%       3.54%      130%      -- #
        $(0.40)     $ 9.12    8.30%     $255,178   0.60%      0.65%       4.44%       50%      --
         (0.41)       9.11    4.58%      244,050   0.58%      0.64%       4.56%       28%      --
         (0.42)       9.48    8.81%      271,016   0.58%      0.64%       4.47%       30%      --
         (0.51)       9.49    5.53%      323,988   0.58%      0.64%       3.95%       48%      -- #
         (0.37)       9.06   (0.58)%     292,671   0.57%      0.64%       4.06%       91%    $0.01
        $(0.35)     $ 8.44    6.77%     $ 96,407   0.75%      0.77%       4.15%      154%      --
         (0.36)       8.45    4.46%      102,252   0.72%      0.75%       4.25%       89%      --
         (0.35)       8.79    8.35%      131,294   0.71%      0.74%       4.08%       47%      --
         (0.44)       8.80    5.16%      154,827   0.73%      0.75%       3.75%       65%      -- #
         (0.41)       8.34   (0.51)%     126,378   0.73%      0.75%       3.82%       64%      -- #
        $(0.60)     $ 9.53    9.35%     $ 91,058   0.77%      0.82%       4.85%      185%    $0.01
         (0.59)       9.43    5.47%      107,926   0.74%      0.81%       4.80%      125%     0.01
         (0.55)      10.03   12.18%      149,535   0.74%      0.81%       4.40%       83%     0.01
         (0.70)       9.87    5.42%      182,447   0.76%      0.86%       4.17%       88%     0.01
         (0.48)       8.99   (4.01)%     121,998   0.75%      0.83%       4.54%       78%     0.01
        $(0.12)     $ 6.95    2.12%***  $ 13,232   0.66%**    1.53%**     3.69%**      7%**  $0.03
         (0.28)       7.18    7.42%       32,566   0.50%      1.24%       3.90%       14%     0.05
         (0.27)       7.25    4.74%       64,911   0.50%      1.08%       3.65%        5%     0.04
         (0.26)       7.07    1.13%       65,034   0.50%      0.95%       3.67%       16%     0.03


                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2000
Short-Term Tax-Exempt Securities Fund




 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- 96.73%

 $2,000,000 Alabama State General Obligation Bonds, Series A,
            5.500%, 10/01/2003...................................   $ 2,045,262
  2,000,000 Arizona State Transportation Board Excise Tax Revenue
            Bonds, Maricopa County Regional Area Project, Series
            A, (AMBAC),
            5.500%, 07/01/2002...................................     2,033,240
  2,000,000 Clark County, Nevada, School District General
            Obligation Bonds, Series A, (MBIA), 5.250%,
            06/15/2003...........................................     2,028,670
  1,500,000 Colorado, Water Resource Power Development Authority,
            Clean Water Revenue Bonds, Series A, 5.000%,
            09/01/2002...........................................     1,513,517
  2,000,000 Dallas, Texas, General Obligation Bonds, 6.000%,
            02/15/2002...........................................     2,046,310
  2,000,000 Hawaii State Highway Revenue Bonds, (FGIC), 5.000%,
            07/01/2003...........................................     2,013,550
  2,000,000 Honolulu, Hawaii, City & County General Obligation
            Bonds, Series C, (FGIC), 5.000%, 07/01/2003..........     2,011,160
  2,000,000 Long Island Power Authority, New York Electric
            Systems Revenue Bonds, (MBIA), 5.000%, 04/01/2002....     2,009,812
  1,500,000 Maryland, State & Local Facilities Public
            Improvements 2nd Series, 5.000%, 07/15/2003..........     1,518,016
  2,000,000 Milwaukee, Wisconsin, Metropolitan Sewer District
            General Obligation Bonds, Series A, 4.500%,
            10/01/2002...........................................     1,992,064
  1,700,000 Minneapolis, Minnesota, Special School District
            No. 001, Certificates of Participation, Series A,
            (MBIA), 5.500%, 02/01/2003...........................     1,734,663
  2,000,000 Mississippi State General Obligation Bonds, Series E,
            5.000%, 09/01/2002...................................     2,017,112
  2,000,000 Mississippi State Highway Revenue Bonds, Four Lane
            Highway Program, 5.250%, 06/01/2004..................     2,032,732

 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------


 $2,000,000 New Hampshire Municipal Bond Bank, Revenue Bonds,
            Series A, (AMBAC), 5.250%, 08/15/2002................   $ 2,029,688
  2,000,000 New Jersey State General Obligation Bonds, Series D,
            5.400%, 02/15/2003...................................     2,036,552
  2,000,000 New Jersey State Transportation Corp. Revenue Bonds,
            Capital Grant Anticipation Notes, Series A, (FSA),
            5.250%, 09/01/2001...................................     2,014,674
  1,000,000 Omaha Public Power District, Nebraska, Electric
            Revenue Bonds, Series A, 5.00%, 02/01/2001...........     1,007,080
  2,000,000 Pennsylvania State General Obligation Bonds, 2nd
            Series, 5.000%, 08/01/2004...........................     2,009,914
  2,000,000 Shelby County, Tennessee, General Obligation Bonds,
            Series A, 6.750%, 04/01/2003.........................     2,114,058
  2,000,000 South Carolina State Public Services Authority
            Revenue Bonds, Series A, 5.000%, 01/01/2003..........     2,016,704
  2,000,000 South Carolina, State Capital Improvement General
            Obligation Bonds, Series B, 5.750%, 08/01/2002.......     2,052,422
  2,000,000 Stamford, Connecticut, General Obligation Bonds,
            5.00%, 07/15/2002....................................     2,022,686
  2,000,000 Texas State General Obligation Bonds, Series B,
            5.00%, 10/01/2001....................................     2,017,814
  2,000,000 University of Texas, Permanent University Fund
            Revenue Bonds, 5.000%, 07/01/2002....................     2,013,374
  2,000,000 University of Texas, University Financing Systems
            Revenue Bonds, Series A, 6.000%, 08/15/2002..........     2,056,236
  2,000,000 Utah State General Obligation Bonds, Series A,
            5.000%, 07/01/2002...................................     2,019,754
  2,000,000 Virginia State Public School Authority Revenue Bonds,
            6.000%, 01/01/2002...................................     2,048,426
                                                                    -----------
                                                                     52,455,490
                                                                    -----------

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2000
Short-Term Tax-Exempt Securities Fund -- (continued)




                                                                        Value
   Shares                                                             (Note 1)
 ----------                                                          -----------

 OTHER INVESTMENTS -- 0.75%
  405,300   Provident Tax-Exempt Municipal
             Fund.................................................   $   405,300
                                                                     -----------

TOTAL INVESTMENTS
(Cost $52,973,548*)........................................  97.48% $52,860,790
OTHER ASSETS AND LIABILITIES (NET).........................   2.52    1,365,025
                                                            ------  -----------
NET ASSETS................................................. 100.00% $54,225,815
                                                            ======  ===========

--------
* Aggregate cost for Federal tax book purposes.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Assoc.

Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 2000, approximately, 15% of the net assets are invested in Texas municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.
                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2000
Intermediate-Term Tax-Exempt Fund




  Principal                                                            Value
   Amount                                                             (Note 1)
 -----------                                                        ------------

 TAX-EXEMPT SECURITIES -- 98.26%

 $10,000,000 Alabama State Public School & College Authority,
             Capital Improvement Revenue Bonds, Series D, (FGIC),
             5.750%, 08/01/2010..................................   $ 10,516,280
  10,000,000 Chicago, Illinois, General Obligation Bonds, Series
             A, (FGIC),
             5.000%, 01/01/2008..................................      9,935,850
  10,000,000 Connecticut State General Obligation Bonds, Series
             C,
             5.500%, 08/01/2006..................................     10,350,100
  10,000,000 Connecticut State Special Tax Obligation Revenue
             Bonds, Transportation Infrastructure, Series A,
             (FGIC),
             5.500%, 10/01/2010..................................     10,371,510
  10,000,000 Denver, Colorado, City & County General Obligation
             Bonds, Various Purpose Projects, Series B,
             5.750%, 08/01/2008..................................     10,491,380
  10,000,000 Florida State Board of Education General Obligation
             Bonds, Series A,
             5.000%, 06/01/2007..................................     10,059,150
  10,000,000 Florida State Division Board Finance Department,
             General Services Revenue Bonds, Series A,
             Environmental Protection-Preservation 2000, (FGIC),
             5.375%, 07/01/2010..................................     10,252,770
  10,000,000 Florida State Division Board Finance Department,
             General Services Revenue Bonds, Series A,
             Environmental Protection-Preservation 2000, (FSA),
             5.500%, 07/01/2008..................................     10,361,150
  10,000,000 Georgia State General Obligation Bonds, Series C,
             6.500%, 07/01/2007..................................     10,959,140
  10,000,000 Hawaii State General Obligation Bonds, Series CS,
             (MBIA),
             5.000%, 04/01/2007..................................     10,000,000
  10,000,000 Honolulu, Hawaii, City & County General Obligation
             Bonds, Series C, (FGIC),
             5.500%, 11/01/2006..................................     10,271,440
  10,000,000 Jacksonville, Florida, Electric Authority Revenue
             Bonds, St. Johns River, Issue 2-15,
             5.500%, 10/01/2006..................................     10,386,920
  10,000,000 Kentucky State Turnpike Authority, Economic
             Development Road Revitalization Projects Revenue
             Bonds, (AMBAC),
             5.500%, 07/01/2008..................................     10,313,330

  Principal                                                           Value
   Amount                                                            (Note 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- (continued)

 $10,000,000 Long Island Power Authority, New York, Electric
             Systems Revenue Bonds, Series A, (AMBAC),
             5.500%, 12/01/2010.................................   $ 10,300,290
  10,000,000 Lower Colorado River Authority of Texas, Revenue
             Bonds, Series B,
             6.000%, 05/15/2010.................................     10,679,590
  10,000,000 Maryland State & Local Facilities, Public
             Improvements Correctional Facilities, 3rd Series,
             5.700%, 10/15/2006.................................     10,370,190
  10,000,000 Metropolitan Atlanta Rapid Transportation
             Authority, Georgia, Sales Tax Revenue Bonds, Series
             A, (MBIA),
             6.250%, 07/01/2007.................................     10,789,250
  10,000,000 Municipal Assistance Corp., City of New York, New
             York, Revenue Bonds, Series O,
             5.250%, 07/01/2007.................................     10,161,830
  10,000,000 Oklahoma State, Grand River Dam Authority Revenue
             Bonds, (AMBAC),
             6.250%, 06/01/2011.................................     10,969,040
  10,000,000 Pennsylvania State General Obligation Bonds,
             (AMBAC),
             5.125%, 09/15/2006.................................     10,098,210
  10,175,000 Purdue University, Indiana, Various Students Fees
             University Revenue Bonds, Series K,
             3.650%, 07/01/2020+................................     10,175,000
  10,000,000 Salt River Project, Arizona, Agricultural
             Improvement & Power Distribution, Electric Systems
             Revenue Bonds, Series C,
             6.500%, 01/01/2009.................................     11,029,240
  10,000,000 San Antonio, Texas, Electric & Gas Revenue Bonds,
             Series A,
             5.000%, 02/01/2008.................................      9,960,900
  10,000,000 Tennessee State General Obligation Bonds, Series A,
             5.000%, 05/01/2007.................................     10,023,220
  10,000,000 Texas State General Obligation Bonds, Series A,
             6.000%, 10/01/2009.................................     10,694,320
  10,000,000 Utah State General Obligation Bonds, Series A,
             5.000%, 07/01/2007.................................     10,047,530
   8,400,000 Valdez, Alaska, Marine Terminal, Revenue Bonds,
             Exxon Pipeline Co. Project, Series A,
             3.800%, 12/01/2033+................................      8,400,000

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2000
Intermediate-Term Tax-Exempt Fund -- (continued)




  Principal                                                           Value
   Amount                                                            (Note 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- (continued)
 $ 9,000,000 Wisconsin State General Obligation Revenue Bonds,
             6.200%, 05/01/2006.................................   $  9,603,747
                                                                   ------------
                                                                    287,571,377
                                                                   ------------

 TAX-EXEMPT SECURITIES -- BACKED BY LETTERS OF CREDIT -- 1.95%

             MORGAN GUARANTY TRUST
             ---------------------
   5,700,000 New York State, Energy Research & Development
             Authority Pollution Control Revenue Bonds, New York
             State Electric & Gas, Series C, 3.700%,
             06/01/2029+........................................      5,700,000
                                                                   ------------
   Shares
 -----------
 OTHER INVESTMENTS -- 1.88%
   1,235,200 Dreyfus Tax-Exempt Cash Management Fund............      1,235,200
   4,285,300 Shearson Tax-Exempt Municipal Fund.................      4,285,300
                                                                   ------------
                                                                      5,520,500
                                                                   ------------

TOTAL INVESTMENTS (Cost $302,913,351*).................... 102.09% $298,791,877
OTHER ASSETS AND LIABILITIES (NET) .......................  (2.09)   (6,120,437)
                                                           ------  ------------
NET ASSETS................................................ 100.00% $292,671,440
                                                           ======  ============

--------
*  Aggregate cost for Federal tax book purposes.
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Assoc.

Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 2000, approximately, 14% and 11% of the net assets are invested in Florida and Texas municipal securities, respectively. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.
                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2000
New York Intermediate-Term Tax-Exempt Fund




  Principal                                                            Value
   Amount                                                             (Note 1)
 -----------                                                        ------------

 TAX-EXEMPT SECURITIES -- 94.15%
 $ 5,000,000 Hempstead Town, New York, General Obligation Bonds,
             (AMBAC),
             5.500%, 02/15/2006..................................   $  5,161,470
  10,000,000 Long Island Power Authority, New York, Electric
             Systems General Revenue Bonds, Series A, (AMBAC),
             5.500%, 12/01/2009..................................     10,316,930
   5,000,000 Metropolitan Transportation Authority of New York,
             Transportation Facilities Revenue Bonds, Series M,
             (FGIC),
             5.500%, 07/01/2008..................................      5,166,895
   5,000,000 Monroe County, New York, Public Improvement General
             Obligation Bonds,
             5.500%, 03/01/2006..................................      5,165,210
   5,000,000 Municipal Assistance Corp., City of New York Revenue
             Bonds, Series G,
             6.000%, 07/01/2006..................................      5,292,590
  10,000,000 New York City, New York, City Transitional Finance
             Authority, Future Tax Revenue Bonds, Series A,
             5.250%, 08/15/2009..................................     10,184,640
   5,000,000 New York State Dormitory Authority, Columbia
             University Revenue Bonds, Series A,
             5.750%, 07/01/2008..................................      5,274,735
   5,000,000 New York State Dormitory Authority, Cornell
             University Revenue Bonds,
             5.125%, 07/01/2006..................................      5,077,045
   5,000,000 New York State Environmental Facilities Corp.,
             Pollution Control Revenue Bonds, State Water
             Revolving Fund, Series E, (MBIA),
             5.500%, 06/15/2007..................................      5,170,690
   5,000,000 New York State Local Government Assistance Corp.
             Revenue Bonds, Series A, (FGIC),
             5.000%, 04/01/2009..................................      4,971,390
  10,000,000 New York State Power Authority & General Purpose
             Revenue Bonds, Series A,
             5.000%, 02/15/2007..................................     10,045,600
   5,000,000 New York State Thruway Authority General Revenue
             Bonds, Series E,
             5.500%, 01/01/2006..................................      5,150,865
   5,000,000 New York State Thruway Authority Highway & Bridge
             Revenue Bonds, Series C, (FGIC),
             5.500%, 04/01/2008..................................      5,169,845

  Principal                                                           Value
   Amount                                                            (Note 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- (continued)
 $ 5,000,000 New York State Urban Development Corp.,
             Correctional Facilities Revenue Bonds, Series A,
             6.500%, 01/01/2010.................................   $  5,471,685
   5,000,000 Puerto Rico Commonwealth Electric Power Authority
             Revenue Bonds, Series BB, (MBIA),
             6.000%, 07/01/2011.................................      5,412,360
  10,000,000 Puerto Rico Commonwealth Public Buildings Authority
             Guaranteed, Education & Health Facilities Revenue
             Bonds, Series M, (AMBAC)
             5.750%, 07/01/2010.................................     10,603,180
   5,000,000 Suffolk County, New York, Industrial Development
             Agency, Southwest Sewer Systems Revenue Bonds,
             (FGIC),
             6.000%, 02/01/2008.................................      5,327,065
  10,000,000 Triborough Bridge & Tunnel Authority, New York,
             Revenue and General Purpose Bonds, Series A,
             5.000%, 01/01/2008.................................     10,024,710
                                                                   ------------
                                                                    118,986,905
                                                                   ------------
 TAX-EXEMPT SECURITIES -- BACKED BY LETTERS OF CREDIT -- 3.09%
             BANK ONE CHICAGO N.A.
             ---------------------
   3,900,000 New York State Energy Research & Development
             Authority, Pollution Control Revenue Bonds, New
             York State Electric & Gas Co., Series D, 3.700%,
             10/01/2029+........................................      3,900,000
                                                                   ------------
   Shares
 -----------
 OTHER INVESTMENTS -- 1.92%
   2,426,800 Provident Institutional New York Tax-Exempt Money
             Fund...............................................      2,426,800
                                                                   ------------

TOTAL INVESTMENTS (Cost $127,203,734*)....................  99.16% $125,313,705
OTHER ASSETS AND LIABILITIES (NET)........................   0.84     1,064,473
                                                           ------  ------------
NET ASSETS................................................ 100.00% $126,378,178
                                                           ======  ============

--------
*  Aggregate cost for Federal tax and book purposes.
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
MBIA--Municipal Bond Insurance Assoc.

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2000
New York Intermediate-Term Tax-Exempt Fund -- (continued)





Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 2000, approximately, 85% and 13% of the net assets are invested in New York and Commonwealth of Puerto Rico municipal securities, respectively. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2000
Long-Term Tax-Exempt Fund




 Principal                                                            Value
   Amount                                                            (Note 1)
 ----------                                                        ------------

 TAX-EXEMPT SECURITIES -- 84.33%
 $5,000,000 Atlanta, Georgia, Airport Revenue Bonds, Series A,
            (FGIC),
            5.500%, 01/01/2026..................................   $  4,774,700
  5,000,000 Chicago, Illinois, General Obligation Bonds, (FGIC),
            5.250%, 01/01/2028..................................      4,545,745
  5,000,000 East Bay California Municipal Utility Distribution
            Water System Revenue Bonds, (FGIC),
            5.000%, 06/01/2026..................................      4,539,265
  5,000,000 Florida State Board of Education Capital Outlay
            General Obligation Bonds, Series A,
            5.000%, 06/01/2027..................................      4,493,555
  5,000,000 Florida State Turnpike Authority Revenue Bonds,
            Series B, (FGIC),
            5.000%, 07/01/2027..................................      4,424,010
  5,000,000 Fulton County, Georgia, Water & Sewer Revenue Bonds,
            (FGIC),
            4.750%, 01/01/2028..................................      4,231,105
  4,900,000 Gulf Coast Waste Disposal Authority, Texas,
            Pollution Control Revenue Bonds, Amoco Oil Co.
            Project,
            3.800%, 10/01/2017+.................................      4,900,000
  5,000,000 Houston, Texas, Independent School District General
            Obligation Bonds, Permanent School Fund Guaranteed,
            Series A,
            4.750%, 02/15/2022..................................      4,287,335
  5,000,000 Los Angeles, California, Department of Water and
            Power Waterworks Revenue Bonds,
            4.500%, 10/15/2024..................................      4,109,465
  5,000,000 Louisville & Jefferson County, Kentucky,
            Metropolitan Sewer District Revenue Bonds, Sewer &
            Drain Systems, Series A, (FGIC),
            4.750%, 05/15/2028..................................      4,233,155
  5,000,000 Massachusetts State Port Authority Revenue Bonds,
            Series A,
            5.000%, 07/01/2027..................................      4,374,915
  5,000,000 Massachusetts Bay Transportation Authority,
            Massachusetts General Transportation System Revenue
            Bonds, Series A, (MBIA),
            4.500%, 03/01/2026..................................      4,059,200
  5,000,000 Massachusetts State Turnpike Authority, Metropolitan
            Highway Systems Revenue Bonds, Series A, (AMBAC),
            5.250%, 01/01/2029..................................      4,577,960
  5,000,000 Metropolitan Transportation Authority, New York,
            Commuter Facilities Revenue Bonds, Series B, (FGIC),
            4.750%, 07/01/2026..................................      4,236,795

 Principal                                                            Value
   Amount                                                            (Note 1)
 ----------                                                        ------------

 TAX-EXEMPT SECURITIES -- (continued)
 $5,000,000 New Jersey Health Care Facilities Financing
            Authority Revenue Bonds, St. Barnabas Health Center,
            Series B, (MBIA),
            4.750%, 07/01/2028..................................   $  4,183,600
  5,000,000 New York City, New York, Municipal Water Finance
            Authority, Water & Sewer System Revenue Bonds,
            Series B, (MBIA),
            5.500%, 06/15/2027..................................      4,769,225
  5,000,000 New York City, New York, Transitional Financing
            Authority Revenue Bonds, Future Tax Secured, Series
            C,
            4.750%, 05/01/2023..................................      4,296,690
  5,000,000 Port Seattle, Washington, Revenue Bonds, Series A,
            (FGIC),
            5.500%, 10/01/2022..................................      4,818,900
  5,000,000 Puerto Rico Commonwealth Infrastructure Financing
            Authority, Series A, (AMBAC),
            5.000%, 07/01/2028..................................      4,447,040
  5,200,000 Salt Lake County, Utah, Pollution Control Revenue
            Bonds, Service Station Holdings Project, Series B,
            3.850%, 08/01/2007+.................................      5,200,000
  5,000,000 San Antonio, Texas, Electric & Gas Revenue Bonds,
            Series A,
            4.500%, 02/01/2021..................................      4,161,250
  5,000,000 Utah, State Board of Regents, University of Utah
            Auxiliary & Campus Revenue Bonds, Series A, (MBIA),
            4.750%, 04/01/2025..................................      4,224,430
  5,000,000 Valdez, Alaska, Marine Terminal Revenue Bonds, Exxon
            Pipeline Co. Project, Series A,
            3.800%, 12/01/2033+.................................      5,000,000
                                                                   ------------
                                                                    102,888,340
                                                                   ------------
 TAX-EXEMPT SECURITIES -- BACKED BY LETTERS OF CREDIT -- 15.33%
            LANDESBANK HESSEN-THURINGEN
            ---------------------------
  4,400,000 Jacksonville, Florida Electric Authority, Electric
            Systems Revenue Bonds, Series B,
            3.850%, 10/01/2010+.................................      4,400,000
            BANK OF AMERICA N.A.
            --------------------
  5,000,000 Mecklenburg County, North Carolina, Public
            Improvement General Obligation Bonds, Series C,
            3.850%, 02/01/2020+.................................      5,000,000

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2000
Long-Term Tax-Exempt Fund -- (continued)




 Principal                                                            Value
   Amount                                                            (Note 1)
 ----------                                                        ------------

 TAX-EXEMPT SECURITIES -- BACKED BY LETTERS OF CREDIT -- (continued)
            STATE STREET BANK & TRUST CO.
            -----------------------------
 $4,200,000 Texas State, Multi-Model Water Development Board
            Revenue Bonds, Series A,
            4.000%, 03/01/2015+.................................   $  4,200,000
            BANK ONE
            --------
  5,100,000 Wake County, North Carolina, Industrial Facilities &
            Pollution Control Financing Authority Revenue Bonds,
            Carolina Power & Light Co. Project, Series A,
            3.750%, 06/15/2014+.................................      5,100,000
                                                                   ------------
                                                                     18,700,000
                                                                   ------------
   Shares
 ----------

 OTHER INVESTMENTS -- 3.56%
  4,341,700 Dreyfus Tax-Exempt Cash Management Fund.............      4,341,700
                                                                   ------------

TOTAL INVESTMENTS (Cost $131,940,378*).................... 103.22% $125,930,040
OTHER ASSETS AND LIABILITIES (NET)........................  (3.22)   (3,932,518)
                                                           ------  ------------
NET ASSETS................................................ 100.00% $121,997,522
                                                           ======  ============

--------
* For Federal income tax purposes, the tax basis of investments aggregates $132,000,378
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
MBIA--Municipal Bond Insurance Assoc.

Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 2000, approximately, 15% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

 At March 31, 2000, approximately, 14% and 11% of the net assets are invested in Texas and Florida municipal securities, respectively and approximately 10% of the net assets are invested in each of the New York and Massachusetts municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2000
California Tax-Exempt Income Fund




 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- 74.51%
 $   65,000 Anaheim, California, Electric Revenue Bonds, (AMBAC),
            4.750%, 10/01/2002...................................   $    65,855
    200,000 Antelope Valley-East Kern, California, Water Agency
            General Obligation Bonds, (AMBAC),
            4.500%, 08/01/2001...................................       201,638
    200,000 Bakersfield, California, City School District General
            Obligation Bonds, (MBIA),
            5.000%, 08/01/2005...................................       205,542
    595,000 Berkeley, California, Unified School District General
            Obligation Bonds, (FGIC),
            4.375%, 08/01/2006...................................       588,165
    605,000 Beverly Hills, California, Public Financing Authority
            Lease Revenue Bonds, Series A, (MBIA),
            4.000%, 06/01/2002...................................       601,996
    250,000 Burbank, California, Unified School District General
            Obligation Bonds, (FGIC),
            4.100%, 08/01/2003...................................       247,686
     35,000 California Educational Facilities Authority, Santa
            Clara University Revenue Bonds, (MBIA),
            4.900%, 09/01/2006...................................        35,811
    150,000 California Educational Facilities Authority, St.
            Marys College Revenue Bonds,
            4.800%, 10/01/2002...................................       151,477
    150,000 California Educational Facilities Authority, Stanford
            University Revenue Bonds, Series J,
            5.900%, 11/01/2003...................................       156,693
    225,000 California Health Facilities Financing Authority
            Revenue Bonds, Cedars-Sinai Medical Center, Series A,
            (MBIA),
            4.250%, 08/01/2003...................................       224,021
    200,000 California Industrial Urban Development Agency, Tax
            Allocation Bonds, (MBIA),
            4.300%, 05/01/2002...................................       200,587
    275,000 California State Department of Transportation,
            Certificates of Participation, Series A, (MBIA),
            4.400%, 03/01/2004...................................       275,089
    250,000 California State Department of Water Resources,
            Central Valley Project Revenue Bonds, Series L,
            8.000%, 12/01/2001...................................       265,531
    500,000 California State Department of Water Resources,
            Central Valley Project Revenue Bonds, Series U,
            4.00%, 12/01/2006....................................       477,932

 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  250,000 California State Public Works Board, Lease Revenue
            Bonds, Department of Corrections, Series D, (MBIA),
            4.850%, 09/01/2008...................................   $   252,919
    700,000 California State Public Works Board, Lease Revenue
            Bonds, Department of Health Services, Series A,
            4.350%, 11/01/2003...................................       685,663
    500,000 California State Public Works Board, Lease Revenue
            Bonds, Various California State University Projects,
            Series A,
            5.600%, 10/01/2001...................................       510,147
    750,000 California State, General Obligation Bonds, (MBIA),
            7.500%, 10/01/2007...................................       884,566
    300,000 California State, General Obligation Bonds,
            6.000%, 09/01/2001...................................       308,381
    750,000 California State, General Obligation Bonds,
            6.100%, 11/01/2001...................................       773,902
    750,000 California State, General Obligation Bonds,
            6.250%, 04/01/2008...................................       822,586
    230,000 California State, General Obligation Bonds,
            6.700%, 02/01/2004...................................       248,119
    250,000 Central Coast Water Authority, California, Revenue
            Bonds, State Water Project Regional Facilities,
            Series A, (AMBAC),
            4.375%, 10/01/2001...................................       251,660
    315,000 Central Coast Water Authority, California, Revenue
            Bonds, State Water Project Regional Facilities,
            Series A, (AMBAC),
            6.000%, 10/01/2005...................................       338,589
    550,000 Central Valley School District Financing Authority,
            California School District General Obligation Revenue
            Bonds, Series A, (MBIA),
            5.850%, 08/01/2004...................................       582,449
    545,000 Chino Basin California Regional Financing Authority
            Revenue Bonds, Municipal Water District Sewer System
            Project, (AMBAC),
            7.000%, 08/01/2005...................................       608,649
    350,000 Contra Costa County, California, Certificates of
            Participation, Capital Projects Program, (AMBAC),
            4.625%, 02/01/2007...................................       349,776
  1,000,000 Contra Costa, California, Transportation Authority
            Sales Tax Revenue Bonds, Series A, (FGIC),
            6.000%, 03/01/2004...................................     1,057,315

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2000
California Tax-Exempt Income Fund -- (continued)




 Principal                                                              Value
   Amount                                                             (Note 1)
 ----------                                                          -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  550,000 Contra Costa, California, Transportation Authority
            Sales Tax Revenue Bonds, Series A, (FGIC),
            6.000%, 03/01/2007....................................   $   594,137
  1,000,000 Contra Costa, California, Transportation Authority
            Sales Tax Revenue Bonds, Series A, (FGIC),
            6.000%, 03/01/2008....................................     1,083,007
    750,000 East Bay, California, Regional Park District General
            Obligation Bonds,
            5.000%, 09/01/2007....................................       767,223
    250,000 Escondido, California, Unified School District, Series
            A, (FGIC),
            5.000%, 09/01/2008....................................       255,503
    400,000 Fairfield, California, Water Revenue Bonds, (AMBAC),
            4.700%, 04/01/2005....................................       405,154
    155,000 Fresno, California, Sewer Revenue Bonds, Series A-1,
            (AMBAC),
            4.800%, 09/01/2006....................................       157,734
    695,000 Golden West Schools Financing Authority, California
            School District General Obligation Revenue Bonds,
            Series A, (MBIA),
            6.200%, 02/01/2003....................................       729,066
    745,000 Los Altos, California School District, General
            Obligation Bonds, Series A, (FSA),
            5.000%, 08/01/2006....................................       765,698
    200,000 Los Angeles County, California, Public Works Financing
            Authority Lease Revenue Bonds, Series A, (MBIA),
            6.000%, 09/01/2003....................................       210,429
    300,000 Los Angeles County, California, Public Works Financing
            Authority Lease Revenue Bonds, Series A, (MBIA),
            6.000%, 09/01/2004....................................       319,188
    655,000 Los Angeles County, California, Public Works Financing
            Authority Revenue Bonds, Regional Park & Open Space
            District, Series A,
            5.000%, 10/01/2004....................................       671,156
    300,000 Los Angeles County, California, Public Works Financing
            Authority Revenue Bonds, Regional Park & Open Space
            District, Series A,
            5.250%, 10/01/2005....................................       311,595
    230,000 Los Angeles County, California, Schools Regionalized
            Business Services Certificate of Participation, Series
            B, (MBIA),
            4.400%, 07/01/2003....................................       231,093

 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  500,000 Los Angeles, California, Department of Airports,
            Airport Revenue Bonds, Series A, (FGIC),
            6.000%, 05/15/2005...................................   $   533,941
    305,000 Los Angeles, California, Harbor Department Revenue
            Bonds, Series C,
            4.875%, 11/01/2002...................................       310,391
    250,000 Los Angeles, California, Municipal Improvement
            Corporation, Equipment Real Property, Certificates of
            Participation, (AMBAC),
            4.500%, 12/01/2001...................................       252,346
    150,000 Los Angeles, California, Municipal Improvement
            Corporation, Sanitation Equipment Charge Revenue
            Bonds, Series A, (FSA),
            4.875%, 02/01/2006...................................       152,965
    400,000 Los Angeles, California, Municipal Improvement
            Corporation, Sanitation Equipment Charge Revenue
            Bonds, Series B, (AMBAC),
            4.300%, 02/01/2004...................................       398,722
    750,000 Los Angeles, California, Municipal Improvement
            Corporation, Sanitation Equipment Charge Revenue
            Bonds, Series B, (AMBAC)
            4.600%, 02/01/2006...................................       754,533
    250,000 Los Angeles, California, Municipal Improvement
            Corporation, Sanitation Equipment Charge Revenue
            Bonds, Series A, (FSA),
            5.000%, 02/01/2001...................................       252,220
    400,000 Los Angeles, California, State Building Authority
            Lease Revenue Bonds, California Department of General
            Services, Series A,
            5.600%, 05/01/2004...................................       417,138
    500,000 Los Angeles, California, Unified School District
            General Obligation Bonds, Series A, (FGIC),
            4.400%, 07/01/2003...................................       501,623
  1,000,000 Marin, California Municipal Water District, Water
            Revenue Bonds,
            5.250%, 07/01/2005...................................     1,029,938
    500,000 Metropolitan Water District of Southern California,
            General Obligation Bonds, Series A,
            5.250%, 03/01/2008...................................       520,332
    100,000 Metropolitan Water District of Southern California,
            General Obligation Bonds, Series A1,
            5.000%, 03/01/2002...................................       101,732

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2000
California Tax-Exempt Income Fund -- (continued)




 Principal                                                              Value
   Amount                                                             (Note 1)
 ----------                                                          -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $1,000,000 Metropolitan Water District of Southern California,
            Waterworks Revenue Bonds,
            5.750%, 07/01/2009....................................   $ 1,071,751
    250,000 Metropolitan Water District of Southern California,
            Waterworks Revenue Bonds, Series A,
            4.250%, 07/01/2003....................................       249,686
    400,000 Metropolitan Water District of Southern California,
            Waterworks Revenue Bonds, Series A,
            7.000%, 07/01/2002....................................       423,419
    200,000 Metropolitan Water District of Southern California,
            Waterworks Revenue Bonds, Series B, (MBIA),
            5.250%, 07/01/2007....................................       208,173
  1,000,000 Modesto, California High School District, Stanislaus
            County General Obligation Bonds, (FGIC),
            5.000%, 08/01/2001....................................     1,013,974
    200,000 Modesto, California Irrigation District Financing
            Authority Revenue Bonds, Series A, (MBIA),
            4.850%, 10/01/2001....................................       202,742
    975,000 Modesto, California Irrigation District Financing
            Authority Revenue Bonds, Series A, (MBIA),
            5.450%, 10/01/2007....................................     1,025,174
    350,000 M-S-R Public Power Agency, California, San Juan
            Project Revenue Bonds, Series F, (AMBAC),
            5.650%, 07/01/2003....................................       364,703
    250,000 Northern California Power Agency, Public Power Revenue
            Bonds, Geothermal Project, Series A, (AMBAC),
            5.500%, 07/01/2005....................................       262,748
    125,000 Northern California Power Agency, Public Power Revenue
            Bonds, Series A, (AMBAC),
            5.600%, 07/01/2006....................................       132,549
    250,000 Novato, California, General Obligation Bonds, Series
            A, (MBIA),
            6.250%, 08/01/2007....................................       275,739
  1,100,000 Orange County, California, Local Transportation
            Authority Sales Tax Revenue Bonds, 1st Senior,
            (AMBAC),
            6.000%, 02/15/2008....................................     1,190,864
    175,000 Orange County, California, Local Transportation
            Authority Sales Tax Revenue Bonds, 1st Senior,
            5.600%, 02/15/2002....................................       179,231

 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  300,000 Orange County, California, Local Transportation
            Authority Sales Tax Revenue Bonds, 2nd Senior,
            (FGIC),
            4.700%, 02/15/2005...................................   $   303,894
  1,000,000 Orange County, California, Local Transportation
            Authority Sales Tax Revenue Bonds, 2nd Senior,
            (FGIC),
            6.000%, 02/15/2007...................................     1,079,183
    100,000 Orange County, California, Municipal Water District,
            Water Facilities Corporation, Certificates of
            Participation, (MBIA),
            4.800%, 07/01/2003...................................       101,677
    250,000 Sacramento County, California, Public Facilities
            Project, Certificates of Participation, (MBIA),
            4.875%, 02/01/2005...................................       255,051
    400,000 Sacramento County, California, Sanitation District
            Financing Authority Revenue Bonds,
            5.500%, 12/01/2005...................................       420,806
    255,000 Sacramento, California, City Financing Authority
            Lease Revenue Bonds, Series A, (AMBAC),
            5.050%, 11/01/2006...................................       263,198
    250,000 Sacramento, California, Municipal Utilities District
            Electric Revenue Bonds, Series Z, (FGIC),
            6.000%, 07/01/2001...................................       256,142
    300,000 San Bernardino County, California, Certificates of
            Participation, Medical Center Financing Project,
            (MBIA),
            5.500%, 08/01/2007...................................       315,101
    200,000 San Bernardino County, California, Transportation
            Authority Sales Tax Revenue Bonds, Series A, (FSA),
            4.500%, 03/01/2006...................................       200,199
    255,000 San Bernardino County, California, Transportation
            Authority Sales Tax Revenue Bonds, Series A, (MBIA),
            4.625%, 03/01/2005...................................       257,335
    150,000 San Diego County, California, Regional Transportation
            Commission, Sales Tax Revenue Bonds, 2nd Senior,
            Series A, (FGIC),
            5.250%, 04/01/2006...................................       156,018
    200,000 San Diego County, California, Regional Transportation
            Commission, Sales Tax Revenue Bonds, 2nd Senior,
            Series A, (FGIC),
            5.500%, 04/01/2004...................................       208,436
    750,000 San Diego, California, Metropolitan Transportation
            District Board Authority Lease Revenue Bonds,
            5.100%, 09/01/2003...................................       767,892

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2000
California Tax-Exempt Income Fund -- (continued)




 Principal                                                            Value
   Amount                                                           (Note 1)
 ----------                                                        -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  175,000 San Diego, California, Open Space Park Facilities
            District No.1, General Obligation Bonds,
            5.500%, 01/01/2004...................................  $   181,636
    300,000 San Diego, California, Public Facilities Financing
            Authority, Sewer Revenue Bonds, Series B, (FGIC),
            5.000%, 05/15/2008...................................      306,409
    250,000 San Diego, California, Public Safety Communications
            Project, General Obligation Bonds,
            6.500%, 07/15/2008...................................      280,030
    875,000 San Francisco, California, Bay Area Rapid Transit
            District, Sales Tax Revenue Bonds,
            5.500%, 07/01/2007...................................      923,569
  1,500,000 San Francisco, California, City and County Airport
            Commission, International Airport Revenue Bonds,
            Series 20, (MBIA),
            5.000%, 05/01/2006...................................    1,541,076
    680,000 San Francisco, California, City and County General
            Obligation Bonds, Series 1, (FGIC),
            4.500%, 06/15/2005...................................      683,093
  1,020,000 San Francisco, California, City and County Parking
            Authority, Parking Meter Revenue Bonds, Series 1,
            (FGIC),
            4.000%, 06/01/2006...................................      980,520
    325,000 San Francisco, California, City and County Public
            Utilities Commission, Water Revenue Bonds, Series A,
            6.500%, 11/01/2004...................................      351,915
    200,000 San Francisco, California, State Building Authority
            Lease Revenue Bonds, San Francisco Civic Center
            Complex, Series A, (AMBAC),
            4.125%, 12/01/2000...................................      200,671
    100,000 San Jose, California, Airport Revenue Bonds, (FGIC),
            5.500%, 03/01/2002...................................      102,570
    625,000 San Jose, California, Redevelopment Agency Tax
            Allocation Bonds, Merged Area Redevelopment Project,
            (AMBAC),
            4.750%, 08/01/2005...................................      635,263
    200,000 San Jose, California, Redevelopment Agency, Tax
            Allocation Revenue Bonds, Merged Area Redevelopment
            Project, (MBIA),
            4.750%, 08/01/2003...................................      202,756

 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  500,000 San Jose, California, Redevelopment Agency Tax
            Allocation Bonds, Merged Area Redevelopment Project,
            (AMBAC),
            5.000%, 08/01/2007...................................   $   512,925
    325,000 San Jose, California, Redevelopment Agency Tax
            Allocation Bonds, Merged Area Redevelopment Project,
            (MBIA),
            5.375%, 08/01/2004...................................       337,424
    250,000 San Jose, California, Unified School District, Santa
            Clara County General Obligation Bonds, Series A,
            (FGIC),
            4.400%, 08/01/2005...................................       249,399
    300,000 San Mateo County, California, JT Powers Authority
            Lease Revenue Bonds, San Mateo Community Health Care
            Center, Series A, (FSA),
            5.600%, 07/15/2004...................................       313,314
    500,000 San Mateo County, California, Transportation
            Authority Revenue Bonds, Series A, (MBIA),
            4.200%, 06/01/2004...................................       495,268
    750,000 San Mateo County, California, Transportation District
            Sales Tax Revenue Bonds, Series A, (FSA),
            5.000%, 06/01/2009...................................       761,526
    150,000 Santa Barbara County, California, Local
            Transportation Authority Sales Tax Revenue Bonds,
            (FGIC),
            4.900%, 04/01/2006...................................       153,283
    100,000 Santa Clara County, California, Financing Authority
            Lease Revenue Bonds, Series A, (AMBAC),
            4.200%, 11/15/2002...................................       100,144
    175,000 Santa Clara County, California, Financing Authority
            Lease Revenue Bonds, Series A, (AMBAC),
            4.300%, 11/15/2003...................................       175,051
    500,000 Santa Clara County, California, Transportation
            District Sales Tax Revenue Bonds, Series A,
            4.500%, 06/01/2006...................................       497,844
    200,000 Southern California Public Power Authority Revenue
            Bonds, Palo Verde Project, Series A, (AMBAC),
            5.500%, 07/01/2004...................................       208,507
  1,000,000 Southern California Public Power Authority, Sub
            Southern Transmission Project Revenue Bonds, (MBIA),
            5.250%, 07/01/2009...................................     1,034,730
  1,000,000 University of California Revenue Bonds, Multiple
            Purpose Projects, Series A, (MBIA),
            6.000%, 09/01/2002...................................     1,040,915

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2000
California Tax-Exempt Income Fund -- (continued)




 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  150,000 University of California Revenue Bonds, Multiple
            Purpose Projects, Series C, (AMBAC),
            4.600%, 09/01/2005...................................   $   151,427
    600,000 University of California Revenue Bonds, Multiple
            Purpose Projects, Series F, (FGIC),
            5.000%, 09/01/2008...................................       613,207
    390,000 University of California Revenue Bonds, Multiple
            Purpose Projects, Series G, (FGIC),
            4.500%, 09/01/2004...................................       392,315
    500,000 Ventura County, California, Community College
            District, Certificates of Participation, (AMBAC),
            4.000%, 12/01/2002...................................       495,739
    250,000 West Basin, California, Municipal Water District,
            Certificates of Participation, Series A, (AMBAC),
            3.875%, 08/01/2002...................................       247,681
                                                                    -----------
                                                                     48,455,500
                                                                    -----------

 TAX-EXEMPT SECURITIES -- ESCROWED IN U.S. GOVERNMENTS -- 20.25%

    350,000 Alameda County, California, Certificates of
            Participation,
            7.250%, 06/01/2013
            (Prerefunded 12/01/00 @102)..........................       364,818
     60,000 Anaheim, California, Electric Revenue Bonds, (AMBAC),
            4.750%, 10/01/2002
            (Prerefunded 10/01/2002 @100)........................        60,818
    100,000 California Educational Facilities Authority, Santa
            Clara University Revenue Bonds, (MBIA),
            4.900%, 09/01/2006
            (Prerefunded 09/01/2006 @100)........................       101,259
    300,000 California State Public Works Board, Lease Revenue
            Bonds, Secretary of State, Series A,
            6.750%, 12/01/2012
            (Prerefunded 12/01/2002 @102)........................       323,665
    200,000 California State Public Works Board, Lease Revenue
            Bonds, Various California State University Projects,
            Series A, (AMBAC),
            6.400%, 12/01/2016
            (Prerefunded 12/01/02 @102)..........................       213,979
    200,000 California State Public Works Board, Lease Revenue
            Bonds, Various California State University Projects,
            Series A,
            6.600%, 12/01/2022
            (Prerefunded 12/01/2002 @102)........................       215,029

 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- ESCROWED IN U.S. GOVERNMENTS -- (continued)

 $  260,000 California State Public Works Board, Lease Revenue
            Bonds, Various California State University Projects,
            Series A,
            6.625%, 10/01/2010
            (Prerefunded 10/01/02 @102)..........................   $   278,894
    750,000 California State, General Obligation Bonds, (FGIC),
            6.000%, 08/01/2019
            (Prerefunded 08/01/04 @102)..........................       805,852
  1,305,000 California State, General Obligation Bonds,
            5.900%, 04/01/2023
            (Prerefunded 04/01/03 @102)..........................     1,381,982
    750,000 Castaic Lake Water Agency Revenue Bonds, (MBIA),
            7.125%, 08/01/2016
            (Prerefunded 08/01/2000 @102)........................       773,000
    500,000 Central Coast Water Authority, California Revenue
            Bonds, State Water Project Regional Facilities,
            Series A, (AMBAC),
            6.600%, 10/01/2022
            (Prerefunded 10/01/02 @102)..........................       535,852
    250,000 Cupertino, California, Certificates of Participation,
            Open Space Acquisition Project,
            7.125%, 04/01/2016
            (Prerefunded 04/01/2001 @102)........................       262,252
    250,000 East Bay, California, Municipal Utilities District
            Wastewater Treatment System Revenue Bonds, (AMBAC),
            6.375%, 06/01/2021
            (Prerefunded 12/01/01 @102)..........................       263,916
  1,000,000 Long Beach, California, Water Revenue Bonds,
            6.250%, 05/01/2024
            (Prerefunded 05/01/04 @102)..........................     1,081,636
    390,000 Los Angeles County, California, Transportation
            Commission Sales Tax Revenue Bonds, Series A,
            6.750%, 07/01/2020
            (Prerefunded 07/01/2001 @102)........................       410,046
    175,000 Los Angeles County, California, Transportation
            Commission Sales Tax Revenue Bonds, Series A,
            6.750%, 07/01/2019
            (Prerefunded 07/01/2002 @102)........................       187,228
    250,000 Los Angeles, California, Department of Water & Power,
            Electric Plant Revenue Bonds, (AMBAC),
            4.600%, 08/15/2006
            (Prerefunded 08/15/2006 @100)........................       250,696

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2000
California Tax-Exempt Income Fund -- (continued)




 Principal                                                            Value
   Amount                                                           (Note 1)
 ----------                                                        -----------

 TAX-EXEMPT SECURITIES -- ESCROWED IN U.S. GOVERNMENTS -- (continued)

 $  125,000 Los Angeles, California, Harbor Department Revenue
            Bonds, Series A,
            6.500%, 08/01/2025
            (Prerefunded 08/01/02 @102)..........................  $   133,327
    225,000 Los Angeles, California, Wastewater Systems Revenue
            Bonds, Series D, (MBIA),
            6.700%, 12/01/2021
            (Prerefunded 12/01/00 @102)..........................      233,689
    125,000 Northern California Power Agency, Public Power
            Revenue Bonds, Series A, (AMBAC),
            5.600%, 07/01/2006
            (Prerefunded 07/01/2006 @100)........................      131,229
    750,000 Richmond, California, Redevelopment Agency Tax
            Allocation Revenue Bonds, Harbor Redevelopment
            Project, (FSA),
            7.000%, 07/01/2009
            (Prerefunded 07/01/02 @102)..........................      806,718
    825,000 San Bernardino County California, Medical Center
            Financing Project Certificates of Participation,
            Series A, (MBIA),
            5.500%, 08/01/2022
            (Prerefunded 08/01/05 @102)..........................      859,072
    460,000 San Bernardino County, California SCH Health Care
            Systems Revenue Bonds, Sisters of Charity, Series A,
            7.000%, 07/01/2021
            (Prerefunded 07/01/2001@102).........................      485,031
    500,000 San Francisco, California, Bay Area Rapid Transit
            District, Sales Tax Revenue Bonds, (FGIC),
            5.500%, 07/01/2020
            (Prerefunded 07/01/05 @101)..........................      526,111
    650,000 San Joaquin Hills, California, Transportation
            Corridor Agency, Toll Road Revenue Bonds,
            6.750%, 01/01/2032
            (Prerefunded 01/01/03 @102)..........................      702,397
    500,000 Santa Clara, California, Electric Revenue Bonds,
            Series A, (MBIA),
            6.250%, 07/01/2013
            (Prerefunded 07/01/01 @102)..........................      522,749
    250,000 Santa Monica-Malibu, California, Malibu Unified
            School District, Public Schools Facilities
            Reconstruction Projects,
            5.500%, 08/01/2015
            (Prerefunded 08/01/03 @102)..........................      262,828

 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- ESCROWED IN U.S. GOVERNMENTS -- (continued)

 $  700,000 Sacramento, California, City Financing Authority
            Revenue Bonds,
            6.800%, 11/01/2020
            (Prerefunded 11/01/01 @102)..........................   $   742,342
    250,000 West & Central Basin Financing Authority, California
            Revenue Bonds, (AMBAC),
            5.500%, 08/01/2001
            (Prerefunded 08/01/2001 @100)........................       254,938
                                                                    -----------
                                                                     13,171,353
                                                                    -----------
   Shares
 ----------

 OTHER INVESTMENTS -- 4.42%
  1,521,266 Federated California Money Fund......................     1,521,266
  1,349,844 Provident California Money Fund......................     1,349,844
                                                                    -----------
                                                                      2,871,110
                                                                    -----------

TOTAL INVESTMENTS (Cost $64,947,450*)......................  99.18% $64,497,963
OTHER ASSETS AND LIABILITIES (NET).........................   0.82      535,668
                                                            ------  -----------
NET ASSETS................................................. 100.00% $65,033,631
                                                            ======  ===========

--------
* Aggregate cost for Federal tax and book purposes.
AMBAC--American Municipal Bond Assurance Corp.
FGIC --Financial Guaranty Insurance Corp.
FSA  --Financial Security Assurance
MBIA --Municipal Bond Insurance Assoc.

Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 2000, approximately, 20% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

 At March 31, 2000, approximately, 99% of the net assets are invested in California municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.
                       See Notes to Financial Statements

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") was incorporated under the laws of the State of Maryland on August 8, 1984 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  Excelsior Tax-Exempt Fund currently offers shares in seven managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Short-Term Tax-Exempt Securities Fund, Intermediate-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund (the "Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Tax-Exempt Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The financial statements for the remaining portfolios of Excelsior Tax-Exempt Fund and Excelsior Funds, Inc. ("Excelsior Fund") are presented separately.

  (a) Portfolio Valuation:

    Securities are valued each business day as of the close of the New York Stock Exchange after consultation with an independent pricing service (the "Service"). When in the judgement of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Short-term debt instruments with remaining maturities of 60 days or less, and variable rate demand notes and securities with put options exercisable within one year, are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by Excelsior Tax-Exempt Fund's Board of Directors.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

  (c) Dividends and distributions to shareholders:

    Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses").

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (d) Federal taxes:

    It is the policy of Excelsior Tax-Exempt Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    At March 31, 2000, the following Portfolios had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains as follows:

                                                   Expiration Date March 31,
                                                 ------------------------------
                                                   2003      2008      Total
                                                 -------- ---------- ----------
   Short-Term Tax-Exempt Securities Fund........ $319,000 $   66,000 $  385,000
   Intermediate-Term Tax-Exempt Fund............      --      18,000     18,000
   New York Intermediate-Term Tax-Exempt Fund...      --   1,353,000  1,353,000
   Long-Term Tax-Exempt Fund....................      --   1,690,000  1,690,000
   California Tax-Exempt Income Fund............      --      18,000     18,000

    Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year. Short-Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund incurred, and elected to defer, net capital losses of approximately $294,000, $1,193,000, $3,874,000 and $27,000 respectively for the year ended March 31, 2000.

    At March 31, 2000, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                         Tax Basis    Tax Basis        Net
                                         Unrealized   Unrealized    Unrealized
                                        Appreciation Depreciation  Depreciation
                                        ------------ ------------  ------------
   Short-Term Tax-Exempt Securities
    Fund..............................   $   72,665  $  (185,423)  $  (112,758)
   Intermediate-Term Tax-Exempt Fund..    1,165,321   (5,286,795)   (4,121,474)
   New York Intermediate-Term Tax-
    Exempt Fund.......................      469,592   (2,359,621)   (1,890,029)
   Long-Term Tax-Exempt Fund..........      424,511   (6,494,849)   (6,070,338)
   California Tax-Exempt Income Fund..      273,286     (722,773)     (449,487)

  (e) Expense allocation:

    Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets.

2. Investment Advisory Fee, Administration Fee and Related Party Transactions

  United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. U.S. Trust has delegated the daily management of the security holdings of the California Tax-Exempt Income Fund to U.S. Trust Company, N.A. ("U.S. Trust, N.A."). For the services provided pursuant to the Investment

Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of .30% of the average daily net assets of Short-Term Tax-Exempt Securities Fund, .35% of the average daily net assets of Intermediate-Term Tax-Exempt Fund and .50% of the average daily net assets of each of New York Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund. U.S. Trust, N.A. is compensated only by U.S. Trust and receives no fee directly from California Tax-Exempt Income Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. U.S. Trust, N.A. is a national bank. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

  On January 12, 2000, The Charles Schwab Corporation ("Schwab") and U.S. Trust Corporation entered into a definitive agreement to merge (the "Merger"). After the Merger, U.S. Trust Corporation will be a wholly-owned subsidiary of Schwab. The Merger is subject to the approval of U.S. Trust Corporation shareholders. The Merger is expected to take place on or about May 31, 2000, but could occur later.

  As a consequence of the Merger and in order to provide continuity of investment advisory services, the Board of Directors of Excelsior Tax-Exempt Fund proposed for the approval of its shareholders new advisory agreements with U.S. Trust and, with regard to California Tax-Exempt Income Fund, a new sub-advisory agreement among U.S. Trust and U.S. Trust N.A. The new proposed advisory and sub-advisory agreements were submitted to and approved by a vote of Excelsior Tax-Exempt Fund shareholders -- see "Voting Results of Special Meeting of Shareholders". The new advisory and sub-advisory agreements will become effective on the date of the Merger.

  U.S. Trust Company, Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank and Federated Administrative Services (collectively, the "Administrators") provide administrative services to Excelsior Tax-Exempt Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Tax-Exempt Fund, Excelsior Fund, and Excelsior Institutional Trust (excluding the international equity portfolios of Excelsior Fund and Excelsior Institutional Trust), all of which are affiliated investment companies, as follows: .200% of the first $200 million, .175% of the next $200 million, and
 .150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. For the year ended March 31, 2000, administration fees charged by U.S. Trust Company were as follows:

Short-Term Tax-Exempt Securities Fund................................. $ 20,000
Intermediate-Term Tax-Exempt Fund.....................................  132,845
New York Intermediate-Term Tax-Exempt Fund............................   62,603
Long-Term Tax-Exempt Fund.............................................   65,851
California Tax-Exempt Income Fund.....................................   27,613

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the period from April 1, 1999 through November 18, 1999, U.S. Trust voluntarily waived fees and reimbursed expenses to the extent necessary for Short-Term Tax-Exempt Securities Fund and California Tax-Exempt Income Fund to maintain an annual expense ratio of not more than .60% and
 .50%, respectively. Beginning November 19, 1999, U.S.

Trust contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses through March 31, 2000 to the extent necessary to keep total operating expenses from exceeding certain annual percentages of each Portfolio's average daily net asset specified below. U.S. Trust has extended this contractual agreement through the fiscal year ended March 31, 2001.

Short-Term Tax-Exempt Securities Fund..................................... 0.60%
Intermediate-Term Tax-Exempt Fund......................................... 0.65%
New York Intermediate-Term Tax-Exempt Fund................................ 0.80%
Long-Term Tax-Exempt Fund................................................. 0.80%
California Tax-Exempt Income fund......................................... 0.50%

  For the year ended March 31, 2000, no reimbursements was required for Short-Term Tax-Exempt Securities Fund and U.S. Trust waived investment advisory fees totaling $176,664 for California Tax-Exempt Income Fund.

  Excelsior Tax-Exempt Fund has also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its shares held by the service organization's customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative service fees paid to affiliates of U.S. Trust by the Portfolios amounted to $435,695 for the year ended March 31, 2000. Through the year ended March 31, 2000, U.S. Trust and the Administrators voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to the administrative service fees expense (including fees paid to affiliates of U.S. Trust) by such Portfolio. They will continue to do so through July 31, 2000. Effective August 1, 2000, U.S. Trust has voluntarily agreed to continue waving investment advisor and administration fees payable by each Portfolio in an amount equal to the administrative service fees expense paid to subsidiaries of U.S. Trust Corporation. For the year ended March 31, 2000, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative service fees for the Portfolios as set forth below:

                                                       U.S. Trust Administrators
                                                       ---------- --------------
Short-Term Tax-Exempt Securities Fund.................  $ 31,657     $    76
Intermediate-Term Tax-Exempt Fund.....................   213,990       1,376
New York Intermediate-Term Tax-Exempt Fund............    29,152         235
Long-Term Tax-Exempt Fund.............................   107,456      13,169
California Tax-Exempt Income Fund.....................   108,281         --

  Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Tax-Exempt Fund. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

  Each Director of Excelsior Tax-Exempt Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000. Effective March 3, 2000, each member of the Nominating Committee receives an annual fee of $2,000 for services in connection with this committee.

3. Purchases and Sales of Securities

  For the year ended March 31, 2000, purchases and sales and maturities of securities, excluding short-term investments, for the Portfolios aggregated:

                                                       Purchases      Sales
                                                      ------------ ------------
Short-Term Tax-Exempt Securities Fund................ $ 62,897,226 $ 50,923,368
Intermediate-Term Tax-Exempt Fund....................  270,198,750  299,210,420
New York Intermediate-Term Tax-Exempt Fund...........   88,673,520  109,911,040
Long-Term Tax-Exempt Fund............................  111,893,880  132,801,220
California Tax-Exempt Income Fund....................   11,465,210    9,816,099

4. Common Stock:

  Excelsior Tax-Exempt Fund currently has authorized capital of 24 billion shares of Common Stock, 14 billion of which is currently classified to represent interests in one of seven separate investment portfolios. Authorized capital currently classified for each Portfolio is as follows: 500 million shares each of Short-Term Tax-Exempt Securities Fund, Intermediate-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund.

  Each share has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable and tax-exempt earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Tax-Exempt Fund's Board of Directors.

                               Short-Term Tax-Exempt Securities Fund
                         ----------------------------------------------------
                                Year Ended                 Year Ended
                                 03/31/00                   03/31/99
                         --------------------------  ------------------------
                           Shares        Amount        Shares       Amount
                         -----------  -------------  ----------  ------------
Sold....................   5,815,331  $  40,964,486   3,516,897  $ 25,176,264
Issued as reinvestment
 of dividends...........      15,153        107,218      15,451       110,353
Redeemed................  (4,399,976)   (31,069,136) (3,193,723)  (22,815,063)
                         -----------  -------------  ----------  ------------
Net Increase............   1,430,508  $  10,002,568     338,625  $  2,471,554
                         ===========  =============  ==========  ============
                                 Intermediate-Term Tax-Exempt Fund
                         ----------------------------------------------------
                                Year Ended                 Year Ended
                                 03/31/00                   03/31/99
                         --------------------------  ------------------------
                           Shares        Amount        Shares       Amount
                         -----------  -------------  ----------  ------------
Sold....................  10,371,591  $  94,757,413  11,346,154  $108,730,236
Issued as reinvestment
 of dividends...........      73,949        674,958      86,884       830,904
Redeemed................ (12,262,909)  (111,689,795) (5,884,893)  (56,151,012)
                         -----------  -------------  ----------  ------------
Net Increase
 (Decrease).............  (1,817,369) $ (16,257,424)  5,548,145  $ 53,410,128
                         ===========  =============  ==========  ============

                             New York Intermediate-Term Tax-Exempt Fund
                           --------------------------------------------------
                                  Year Ended                Year Ended
                                   03/31/00                  03/31/99
                           -------------------------  -----------------------
                             Shares        Amount       Shares      Amount
                           -----------  ------------  ----------  -----------
Sold......................   7,826,206  $ 66,787,349   7,193,182  $63,714,519
Issued as reinvestment of
 dividends................      79,644       674,800     117,100    1,040,023
Redeemed.................. (10,349,466)  (87,417,641) (4,652,797) (41,277,629)
                           -----------  ------------  ----------  -----------
Net Increase (Decrease)...  (2,443,616) $(19,955,492)  2,657,485  $23,476,913
                           ===========  ============  ==========  ===========

                                      Long-Term Tax-Exempt Fund
                           --------------------------------------------------
                                 Year Ended                Year Ended
                                  03/31/00                  03/31/99
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
                           ----------  ------------  ----------  ------------
Sold......................  4,796,719  $ 43,954,116   7,696,897  $ 77,522,869
Issued as reinvestment of
 dividends................    175,131     1,600,713     225,193     2,263,258
Redeemed.................. (9,896,677)  (89,469,040) (4,338,267)  (43,564,950)
                           ----------  ------------  ----------  ------------
Net Increase (Decrease)... (4,924,827) $(43,914,211)  3,583,823  $ 36,221,177
                           ==========  ============  ==========  ============
                                  California Tax-Exempt Income Fund
                           --------------------------------------------------
                                 Year Ended                Year Ended
                                  03/31/00                  03/31/99
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
                           ----------  ------------  ----------  ------------
Sold......................  3,813,698  $ 27,079,234   6,869,035  $ 49,621,017
Issued as reinvestment of
 dividends................      3,378        23,890       2,297        16,621
Redeemed.................. (3,565,420)  (25,328,436) (2,457,295)  (17,769,420)
                           ----------  ------------  ----------  ------------
Net Increase..............    251,656  $  1,774,688   4,414,037  $ 31,868,218
                           ==========  ============  ==========  ============

5. Organization Costs:

  Excelsior Tax-Exempt Fund has borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations.

6. Line of Credit:

  The Portfolios and other affiliated funds participate in a $250 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus up to 2% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 2000, the Portfolios had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders
and Board of Directors
Excelsior Tax-Exempt Funds, Inc.

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Short-Term Tax-Exempt Securities, Intermediate-Term Tax-Exempt, New York Intermediate-Term Tax-Exempt, Long-Term Tax-Exempt, and the California Tax-Exempt Income Portfolios (five of the portfolios constituting the Excelsior Tax-Exempt Fund, Inc.) (the "Funds") as of March 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Portfolios of Excelsior Tax-Exempt Funds, Inc. at March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP
Boston, Massachusetts
May 24, 2000

                      Federal Tax Information: (Unaudited)

  For the year ended March 31, 2000, the percentage of exempt interest dividends paid and the designation of long-term capital gain are approximated as follows:

                                                                       20%
                                                      Exempt        Long-Term
                                                Interest Dividends Capital Gain
                                                ------------------ ------------
Short-Term Tax-Exempt Securities Fund..........      100.00%                --
Intermediate-Term Tax-Exempt Fund..............       99.50%        $  130,000
New York Intermediate-Term Tax-Exempt Fund.....      100.00%         1,322,000
Long-Term Tax-Exempt Fund......................      100.00%           801,000
California Tax-Exempt Income Fund..............      100.00%                --

        Voting Results of Special Meetings of Shareholders: (Unaudited)

  The proposals described below were submitted to a vote of shareholders of Excelsior Tax-Exempt Fund at a special meeting of shareholders held on May 3, 2000 with regard to Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund and on May 19, 2000 with regard to Short-Term Tax-Exempt Securities Fund, Intermediate-Term Tax-Exempt Fund and New York Intermediate-Term Tax-Exempt Fund (the "Meetings"):

  Proposal No. 1 -- Approval of a new investment advisory agreement between the Portfolios and U.S. Trust:

  At the Meetings the shareholders of each Portfolio approved Proposal No. 1 as follows:

Portfolio                                                For     Against Abstain
---------                                             ---------- ------- -------
Short-Term Tax-Exempt Securities Fund................  4,304,273     114  34,107
Intermediate-Term Tax-Exempt Fund.................... 16,630,969  61,755 122,275
New York Intermediate-Term Tax-Exempt Fund...........  8,411,727  57,135  62,698
Long-Term Tax-Exempt Fund............................  8,011,613 115,854 226,930
California Tax-Exempt Income Fund....................  8,096,847      --      --

  Proposal No. 2 -- With respect to the California Tax-Exempt Income Fund only, approval of a new sub-advisory agreement among U.S. Trust and U.S. Trust, N.A.:

  At the Meeting, the shareholders of the California Tax-Exempt Income Fund approved Proposal No. 2 as follows:

                    For    Against Abstain
                 --------- ------- -------
                 8,096,847    --      --